UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 12, 2011 (September 8, 2011)

Avis Budget Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 8, 2011, Avis Budget Holdings, LLC and Avis Budget Car Rental, LLC (“ABCR”), each an indirect wholly-owned subsidiary of Avis Budget Group, Inc. (the “Company”), entered into an Incremental Facilities Agreement, dated as of September 8, 2011, with JPMorgan Chase Bank, N.A. (“JPMorgan”) as administrative agent and certain other agents, incremental lenders and other parties thereto (the “Incremental Agreement”) to amend its Amended and Restated Credit Agreement dated as of May 3, 2011, with JPMorgan as administrative agent and the other lenders and parties thereto (as amended through the date hereof, the “Credit Agreement”).  Pursuant to the Incremental Agreement, the Credit Agreement was amended to expand the available capacity under ABCR’s revolving credit facility to $1.4 billion and to make available to ABCR a new $20 million tranche A incremental term loan (the “Term Loan A”) which matures on the same date as the revolving credit facility.  The availability of the additional capacity under the revolving credit facility and the Term Loan A is contingent upon, among other things, completion of the Company’s planned acquisition of Avis Europe plc.  ABCR’s use of proceeds from the Term Loan A is restricted to certain payments made in connection with the Company’s acquisition of Avis Europe plc.  The Incremental Agreement includes, as Exhibit A, the Credit Agreement as amended by the Incremental Agreement, which reflects amendments previously disclosed by the Company on its Current Report on Form 8-K dated August 2, 2011 (the “First Amendment”).  The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Incremental Agreement and the First Amendment, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated by reference herein.

Certain of the incremental lenders party to the Incremental Agreement, and their respective affiliates, have performed and may in the future perform, various commercial banking, investment banking and other financial advisory services for us and our subsidiaries for which they have received, and will receive, customary fees and expenses.

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current plans, estimates and expectations, and include statements about the Company’s ability to complete the acquisition of Avis Europe, the ability to obtain the necessary financing for the acquisition, and the terms thereof. There is no assurance that the transaction between the Company and Avis Europe will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include the timing to consummate the transaction between the Company and Avis Europe and the ability and timing to obtain required regulatory approvals, the Company’s ability to realize the synergies contemplated by the transaction, the Company’s ability to promptly and effectively integrate the businesses of Avis Europe and the ability to complete and the timing and terms of any financing required to consummate the transaction. In addition, investors should take into consideration, with respect to the Company, those risks and uncertainties discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and Quarterly Report for the quarterly period ended June 30, 2011, including under headings such as “Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and other factors discussed in the Company’s filings and furnishings with the SEC. Except for its ongoing obligations to disclose material information under the federal securities laws, the Company undertakes no obligation to update its forward-looking statements to reflect events or circumstances after the date of this Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

 On September 12, 2011, the Company issued the press release attached as Exhibit 99.1 hereto, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1
Incremental Facilities Agreement, dated as of September 8, 2011, among Avis Budget Holdings, LLC, Avis Budget Car Rental, LLC, JPMorgan Chase Bank, N.A., as administrative agent, Morgan Stanley Senior Funding, Inc. and Citibank, N.A. as co-syndication agents, Credit Agricole Corporate & Investment Bank New York Branch, The Bank of Nova Scotia and The Royal Bank of Scotland PLC, as co-documentation agents, the incremental lenders from time to time parties thereto and the other parties thereto as described therein.

10.2
First Amendment, dated as of August 1, 2011, to the Amended and Restated Credit Agreement dated as of May 3, 2011, among Avis Budget Holdings, LLC, Avis Budget Car Rental, LLC, the subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto, Bank of America, N.A., Credit Agricole Corporate & Investment Bank New York Branch (formerly known as Calyon) and Citicorp USA, Inc. as documentation agents, Wachovia Bank, National Association as co-documentation agent, Deutsche Bank Securities Inc. as syndication agent, JPMorgan Chase Bank, N.A., as administrative agent and Morgan Stanley Senior Funding, Inc. and Citigroup Global Markets, Inc., as joint lead arrangers.

99.1	Press Release dated September 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.

By:	/s/ Michael K. Tucker
Name:	Michael K. Tucker
Title:	Executive Vice President and General Counsel

Date:  September 12, 2011

AVIS BUDGET GROUP, INC.
CURRENT REPORT ON FORM 8-K
Report Dated September 12, 2011 (September 8, 2011)

EXHIBIT INDEX

Exhibit No.	Description
10.1
Incremental Facilities Agreement, dated as of September 8, 2011, among Avis Budget Holdings, LLC, Avis Budget Car Rental, LLC, JPMorgan Chase Bank, N.A., as administrative agent, Morgan Stanley Senior Funding, Inc. and Citibank, N.A. as co-syndication agents, Credit Agricole Corporate & Investment Bank New York Branch, The Bank of Nova Scotia and The Royal Bank of Scotland PLC, as co-documentation agents, the incremental lenders from time to time parties thereto and the other parties thereto as described therein.

10.2
First Amendment, dated as of August 1, 2011, to the Amended and Restated Credit Agreement dated as of May 3, 2011, among Avis Budget Holdings, LLC, Avis Budget Car Rental, LLC, the subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto, Bank of America, N.A., Credit Agricole Corporate & Investment Bank New York Branch (formerly known as Calyon) and Citicorp USA, Inc. as documentation agents, Wachovia Bank, National Association as co-documentation agent, Deutsche Bank Securities Inc. as syndication agent, JPMorgan Chase Bank, N.A., as administrative agent and Morgan Stanley Senior Funding, Inc. and Citigroup Global Markets, Inc., as joint lead arrangers.

99.1	Press Release dated September 12, 2011.